                                                                     Exhibit 4.1

        [FRONT OF UNIVERSAL TECHNICAL INSTITUTE, INC. STOCK CERTIFICATE]

NUMBER                                                                    SHARES
No.
COMMON STOCK                                                        COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 913915 10 4


                       UNIVERSAL TECHNICAL INSTITUTE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This is to certify that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF UNIVERSAL TECHNICAL INSTITUTE, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder of this certificate assents by his or her acceptance hereof. This is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                      COUNTERSIGNED AND REGISTERED:  THE BANK OF NEW YORK:
                   by                        TRANSFER AGENT AND REGISTRAR


Universal Technical Institute, Inc.                   Chairman of the Board  and
                                               Director[signature]


1997                                               President and Chief Executive
                                               Officer [signature]


Delaware                                            Senior Vice President, Chief
                                               Financial Officer, Secretary
                                               and Treasurer [signature]

[Corporate Seal]                                     Authorized Officer

         [BACK OF UNIVERSAL TECHNICAL INSTITUTE, INC. STOCK CERTIFICATE]

UNIVERSAL TECHNICAL INSTITUTE, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATION OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
                                                         ----           ----
TEN ENT - as tenants by the entireties                  (Cust)         (Minor)

JT TEN  - as joint tenants with right of       under Uniform Gifts to Minors
          survivorship and not as tenants      Act
          in common                               --------------------------
                                                      (State)


Additional abbreviations may also be used though not in the above list.


For value received, ---------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

SIGNATURE(S) GUARANTEED:
                        ----------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.